                                                                     Exhibit 4.1

       NUMBER                                                      SHARES
                      [CARDINAL FINANCIAL CORPORATION LOGO]

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

           INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA
                         CARDINAL FINANCIAL CORPORATION

        The Corporation is authorized to issue 50,000,000 Common Shares -
                              Par Value $1.00 each

This certifies that _____________________________________ is the owner of
______________________________________ fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated __________________________



________________________________                  ______________________________
             SECRETARY/TREASURER                                       PRESIDENT

         The shares of stock represented by the certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and no transfer, sale, assignment, pledge, hypothecation or other disposition of the shares represented by the certificate may be made except (A) pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or (B) pursuant to an exemption from the provisions of
Section 5 of the Securities Act, and the rules and regulations in effect thereunder, and applicable state securities laws.





         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

     TEN COM - as tenants in common               UNIF GIFT MIN ACT -___________Custodian____________(Minor)
     TEN ENT - as tenants by the entireties         under Uniform Gifts to Minors Act_________________(State)
     JT TEN -  as joint tenants with right
               of survivorship and not as
               tenants in common


                                          PLEASE INSERT SOCIAL SECURITY OR OTHER
                                                  IDENTIFYING NUMBER OF ASSIGNEE

For value received, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________


________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________


__________________________________________________________________________Shares

represented by the within Certificate, and hereby irrevocably constitutes and appoints________________________________________________________________________

Attorney to transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated_________________________________

              In presence of               _____________________________________


______________________________________